                                                                    EXHIBIT 99.6


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE: M4 ENVIRONMENTAL, LP                               CASE NO.: 97-21389-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:      6/30/98




COMES NOW, M4 ENVIRONMENTAL, LP, Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 6/1/98 and ending 6/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

              X       Monthly Reporting Questionnaire (Attachment 1)
        --------------

              X       Comparative Balance Sheets (Forms OPR-1 and OPR-2)
        --------------

              X       Summary of Accounts Receivable (Form OPR-3)
        --------------

              X       Schedule of Post-Petition Liabilities (Form OPR-4)
        --------------

              X       Income Statement (Form OPR-5)
        --------------

              X       Statement of Sources and Uses of Cash (Form OPR-6)
        --------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.



Date: 7/24/98            DEBTOR-IN-POSSESSION

                         By:           /s/ F. Gordon Bitter
                                       -----------------------------------------
                         Name & Title: F. Gordon Bitter, Vice President
                                       M4 Environmental Management, Inc.
                                       as General Partner of M4 Environmental LP
                                       421 Currant Road
                                       Fall River, MA  02720
                                       Telephone:  508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE: M4 ENVIRONMENTAL, LP                               CASE NO.: 97-21389-CJK
       DEBTOR                                             JUDGE: CAROL J. KENNER


                                                                      CHAPTER 11


                     NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substnative consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                                       MONTH ENDED:  6/30/98


                                                    FILING           MONTH           MONTH          MONTH
                                                     DATE            ENDED           ENDED          ENDED
                                                   12/3/97          12/31/97        1/31/98        2/28/98
                                              ----------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                  53,265
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                          2,294,613        2,294,613       2,294,613     2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
            Investment in CW LLC                   1,497,718        1,497,718       1,497,718     1,497,718
            Long Term Notes Receivable from
                 Lockheed Martin                  19,000,000       19,000,000      19,000,000    19,000,000


                                              ----------------------------------------------------------------
TOTAL CURRENT ASSETS                              22,845,596       22,792,331      22,792,331    22,792,331
                                              ----------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST            10,653,977       10,653,977      10,653,977    10,653,977
Less:  Accumulated Depreciation                     (580,281)        (710,532)       (828,954)     (947,376)

                                              ----------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                 10,073,696        9,943,445       9,825,023     9,706,601
                                              ----------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                      2,414,005        2,414,005       2,414,005     2,414,005
            Less:  Accumulated Amortization         (102,512)        (120,443)       (138,373)     (156,304)

                                              ----------------------------------------------------------------
TOTAL OTHER ASSETS                                 2,311,493        2,293,562       2,275,632     2,257,701
                                              ----------------------------------------------------------------

TOTAL ASSETS                                      35,230,785       35,029,338      34,892,986    34,756,633
                                              ================================================================


                                                    MONTH           MONTH          MONTH          MONTH
                                                    ENDED           ENDED          ENDED          ENDED
                                                   3/31/98         4/30/98        5/31/98        6/30/98
                                              -------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                          2,294,613        2,294,613      2,294,613      1,163,630
Inventory, at cost
Prepaid expenses
Deposits
Other:
            Investment in CW LLC                   1,497,718        1,497,718      1,497,718      1,497,718
            Long Term Notes Receivable from
                 Lockheed Martin                  19,000,000       19,000,000     19,000,000     19,000,000


                                              --------------------------------------------------------------
TOTAL CURRENT ASSETS                              22,792,331       22,792,331     22,792,331     21,661,348
                                              --------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST            10,653,977       10,653,977     10,653,977     10,653,977
Less:  Accumulated Depreciation                   (1,065,798)      (1,184,220)    (1,302,642)    (1,421,064)

                                              --------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                  9,588,179        9,469,757      9,351,335      9,232,913
                                              --------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                      2,414,005        2,414,005      2,414,005      2,414,005
            Less:  Accumulated Amortization         (174,235)        (192,166)      (210,097)      (228,027)

                                              --------------------------------------------------------------
TOTAL OTHER ASSETS                                 2,239,770        2,221,839      2,203,908      2,185,978
                                              --------------------------------------------------------------

TOTAL ASSETS                                      34,620,280       34,483,927     34,347,574     33,080,239
                                              ==============================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                                                  MONTH ENDED:   6/30/98


                                                             FILING            MONTH             MONTH            MONTH
                                                              DATE             ENDED             ENDED            ENDED
                                                             12/3/97          12/31/97          1/31/98          2/28/98
                                                        --------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations                                (25,762)         63,760           63,760
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                                           34,057           8,294            8,294

                                                        --------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                       0            8,295          72,054           72,054

PRE PETITION INTERCOMPANY LIABILITIES                        35,906,310       35,906,310      35,906,310       35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                         40,969,552       40,907,477      40,843,718       40,843,718
                                                        --------------------------------------------------------------------

TOTAL LIABILITIES                                            76,875,862       76,822,082      76,822,082       76,822,082

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
            Through Filing Date                             (41,645,077)     (41,645,077)    (41,645,077)     (41,645,077)
            Post Filing Date                                                    (147,667)       (284,019)        (420,372)

                                                        --------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                        (41,645,077)     (41,792,744)    (41,929,096)     (42,065,449)
                                                        --------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   35,230,785       35,029,338      34,892,986       34,756,633
                                                        ====================================================================


                                                              MONTH            MONTH           MONTH            MONTH
                                                              ENDED            ENDED           ENDED            ENDED
                                                             3/31/98          4/30/98         5/31/98          6/30/98
                                                        --------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations               64,065           64,065         64,065             64,065
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                          8,294            8,294          8,294              8,294

                                                        --------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                 72,359           72,359         72,359             72,359

PRE PETITION INTERCOMPANY LIABILITIES                       35,906,310       35,906,310     35,906,310         35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES                        40,844,824       40,844,824     40,844,824         39,713,842
                                                        --------------------------------------------------------------------

TOTAL LIABILITIES                                           76,823,493       76,823,493     76,823,493         75,692,511

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
            Through Filing Date                            (41,645,077)     (41,645,077)   (41,645,077)       (41,645,077)
            Post Filing Date                                  (558,136)        (694,489)      (830,842)          (967,195)

                                                        --------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       (42,203,213)     (42,339,566)   (42,475,919)       (42,612,272)
                                                        --------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  34,620,280       34,483,927     34,347,574         33,080,239
                                                        ====================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                                                   MONTH ENDED:   6/30/98


                                                                             0-30        31-60         61-90          OVER
                                                               TOTAL         DAYS         DAYS          DAYS         90 DAYS

                                                       ----------------------------------------------------------------------
DATE OF FILING: 12/3/97                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          12/31/97                                           0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          1/31/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          2/28/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          3/31/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          4/30/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          5/31/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

MONTH:          6/30/98                                            0
                Allowance for doubtful accounts                    0
                                                       ----------------------------------------------------------------------
                                                                   0            0             0             0              0
                                                       ======================================================================

                     SCHEDULE OF POST PETITION LIABILITIES            FORM OPR-4


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK


                                                                                                         MONTH ENDED:    6/30/98


                                                                   DATE      DATE     TOTAL      0-30    31-60    61-90      OVER
                                                                 INCURRED    DUE       DUE       DAYS     DAYS     DAYS     90 DAYS
                                                               -------------------------------------------------------------------
TAXES PAYABLE

       Federal Income Taxes                                                           NONE
       FICA-Employer's Share                                                          NONE
       FICA-Employee's Share                                                          NONE
       Unemployment Tax                                                               NONE
       State Sales & Use Tax                                                          NONE
       State __________ Tax                                                           NONE
       Personal Property Tax                                                          NONE

                                                                                     ----------------------------------------------
TOTAL TAXES PAYABLE                                                                      0        0      0         0          0
                                                                                     ----------------------------------------------

POST PETITION SECURED DEBT


ACCRUED INTEREST PAYABLE

                                                                                     ----------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                         0        0      0         0          0
                                                                                     ----------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
       Trade Accounts Payable (see attached schedules)
       Unsecured debt-Bank processed automatic funds transfer debit to pay bond interest on December 1 against insufficient funds balance.
         This created an overdraft of $8,294 and an unsecured debt obligation
         to the bank.                                                                8,294
       Accrued expenses-Deferred Decontamination
         & Decommissioning Expenses                                                      0

                                                                                     ----------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                 8,294        0      0         0          0
                                                                                     ----------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                  8,294        0      0         0          0
                                                                                     ==============================================

                                INCOME STATEMENT                      FORM OPR-5


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK


                                                                                                             MONTH ENDED:   6/30/98


                                                  PRE       POST      MONTH     MONTH    MONTH    MONTH     MONTH     MONTH    MONTH
                                               PETITION   PETITION    ENDED     ENDED    ENDED    ENDED     ENDED     ENDED    ENDED
                                                12/3/97   12/31/97   1/31/98   2/28/98  3/31/98  4/30/98   5/31/98   6/30/98
                                               -------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                               -------------------------------------------------------------------------------------
COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages capitalized
              in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment Rent-office/buildings
        Supplies-processing
        Taxes                                                                              1,411
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                               -------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                           0           0           0         0     1,411         0         0         0    0
                                               -------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES           0           0           0         0    (1,411)        0         0         0    0
                                               -------------------------------------------------------------------------------------

INTEREST EXPENSE                                            (515)
DEPRECIATION AND AMORTIZATION                            143,182     136,352   136,353   136,353   136,353   136,353   136,353
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                               -------------------------------------------------------------------------------------

NET INCOME (LOSS)                                  0    (147,667)   (136,352) (136,353) (137,764) (136,353) (136,353) (136,353)   0
                                               =====================================================================================


                     STATEMENT OF SOURCES AND USES OF CASH            FORM OPR-6


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK

                                                                                                         MONTH ENDED:   6/30/98

                                                                                            TOTAL
                                                                  PRE          POST         MONTH        MONTH         MONTH
                                                                PETITION     PETITION       ENDED        ENDED         ENDED
                                                               12/1-12/2    12/3-12/31     12/31/97     1/31/98       2/28/98
                                                              ------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                         (147,667)      (147,667)    (136,352)     (136,353)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                      148,182        148,182      136,352       136,353
            Decrease (Increase)-Accounts Receivable                                0              0            0             0
            Decrease (Increase)-Inventories                                        0              0            0             0
            Decrease (Increase)-Prepaid Expenses                                   0              0            0             0
            Decrease (Increase)-Other Assets                                       0              0            0             0
            Increase (Decrease)-Pre Petition Liabilities                     (62,075)       (62,075)     (63,759)            0
            Increase (Decrease)-Post Petition Liabilities                      8,295          8,295       63,759             0

                                                              ------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     0       (53,265)       (53,265)           0             0
                                                              ------------------------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                   0              0            0             0
            Sale of Net Fixed Assets
                                                              ------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                     0             0              0            0             0
                                                              ------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                  0              0            0             0
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                              ------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                     0             0              0            0             0
                                                              ------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                 0       (53,265)       (53,265)           0             0

Cash and Cash Equivalents at Beginning of Period                              53,265         53,265            0             0
                                                              ------------------------------------------------------------------

Cash and Cash Equivalents at End of Period                           0             0              0            0             0
                                                              ==================================================================


                                                                 MONTH         MONTH         MONTH        MONTH
                                                                 ENDED         ENDED         ENDED        ENDED
                                                                3/31/98       4/30/98       5/31/98      6/30/98
                                                              ----------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                             (137,764)     (136,353)     (136,353)    (136,353)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                          136,353       136,353       136,353      136,352
            Decrease (Increase)-Accounts Receivable                    0             0             0    1,130,983
            Decrease (Increase)-Inventories                            0             0             0            0
            Decrease (Increase)-Prepaid Expenses                       0             0             0            0
            Decrease (Increase)-Other Assets                           0             0             0            0
            Increase (Decrease)-Pre Petition Liabilities           1,106             0             0   (1,130,982)
            Increase (Decrease)-Post Petition Liabilities            305             0             0            0

                                                              ----------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                       0             0             0            0
                                                              ----------------------------------------------------

CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                       0             0             0            0
            Sale of Net Fixed Assets
                                                              ----------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                       0             0             0            0
                                                              ----------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                      0             0             0            0
            Increase (Decrease)-Shareholder Valuations

            Purchase of Treasury Stock-Preferred Shares

                                                              ----------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                       0             0             0            0
                                                              ----------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   0             0             0            0

Cash and Cash Equivalents at Beginning of Period                       0             0             0            0
                                                              ----------------------------------------------------

Cash and Cash Equivalents at End of Period                             0             0             0            0
                                                              ====================================================


                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK


                                                       MONTH ENDED:    6/30/98

                                                                         PAGE 1

1.   PAYROLL

          State the amount of all executive wages paid and taxes withheld and paid.


            NAME AND TITLE OF                     DATE      WAGES PAID          TAXES WITHHELD
            EXECUTIVE                             PAID    GROSS     NET          DUE    PAID
            -------------------------          -------------------------------------------------
            NONE



                                                         ---------------------------------------

            TOTAL EXECUTIVE PAYROLL                         0        0           0       0
                                                         =======================================

2.   INSURANCE

            Is Workers' Compensation and other insurance in effect?                     Yes
                                                                                      --------
            Are payments current?                                                       Yes
                                                                                      --------
            If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                                                                                             DATE
                                      COVERAGE       POLICY     EXPIRATION    PREMIUM      COVERAGE
TYPE              CARRIER NAME         AMOUNT        NUMBER        DATE        AMOUNT      PAID THRU
-----------------------------------------------------------------------------------------------------



                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    M4 ENVIRONMENTAL, LP
CASE NUMBER:  97-21389-CJK


                                                                          PAGE 2
3.   BANK ACCOUNTS

                                                      M4 LP
                                                    OPERATING       TOTAL
                                                    ---------     ----------
BANK NAME                                            SUNTRUST

ACCOUNT NUMBER                                     0005618983


BEGINNING BOOK BALANCE                                 (8,294)     (8,294)

PLUS:   Deposits-Collections of A/R
        Other Receipts
        Loan Advances

LESS:   Disbursements                                                   0
        Payroll
        Returned Checks
        Loan Repayments

OTHER:  Adjustments
        Transfers In (Out)
                                                   ----------     -------

ENDING BOOK BALANCE                                    (8,294)     (8,294)
                                                   ==========     =======


4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

          List any post petition payments to professionals and payments on Pre-petition debts in the schedule below.


          Payments To/On                          Amount       Date      Check #
          -------------------------             -------------------------------
          PROFESSIONALS (ATTORNEYS,
          ACCOUNTANTS, ETC.):


                                                  NONE


                                                 =======
                                                     0
                                                 =======

          PRE-PETITION DEBTS

                                                  NONE


                                                 =======
          TOTAL PAYMENTS OF PRE-PETITION DEBTS       0
                                                 =======


                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                             INSURANCE     COVERAGE       POLICY    EXPIRATION     PREMIUM        COVERAGE
CARRIER NAME AND ADDRESS        TYPE           AGENT        AMOUNT        NUMBER       DATE         AMOUNT       PAID THRU
----------------------------------------------------------------------------------------------------------------------------
    SEE ATTACHED


     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date:    7/23/98
           --------------
                                   Molten Metal Technology, Inc.


                                   By: /s/ F. Gordon Bitter
                                       ----------------------------------
                                       F. Gordon Bitter
                                       Chief Executive Officer

                                   MMT of Tennessee, Inc.


                                   By: /s/ F. Gordon Bitter
                                       ----------------------------------
                                       F. Gordon Bitter
                                       Vice President

                                   M4 Environmental, L.P.


                                   By: /s/ F. Gordon Bitter
                                       ----------------------------------
                                       M4 Environmental Managment, Inc.
                                       General Partner

                                   By: /s/ F. Gordon Bitter
                                       ----------------------------------
                                       F. Gordon Bitter
                                       Vice President

                                   MMT Federal Holdings, Inc.


                                   By: /s/ F. Gordon Bitter
                                       ----------------------------------
                                       F. Gordon Bitter
                                       Vice President

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A




====================================================================================================================================
 CARRIER NAME & ADDRESS               TYPE                       BROKER         LIMITS         POLICY  EXPIRATION  PREMIUM   PAID
                                                                                               NUMBER     DATE               THRU
====================================================================================================================================
Commerce & Industry
  Insurance Co.              General Liability                     Aon        $1,000,000      340-94-76  12/3/98   $53,000  Current
70 Pine Street               Automobile Liability                  Aon        $1,000,000      766-56-11  12/3/98    $3,540  Current
New York, NY   10270         Excess Liability - 1st layer          Aon       $20,000,000      606-23-31  12/3/98   $43,185  Current
                                                                           excess of $1M

New Hampshire
  Insurance Co.              Workers Compensation                  Aon         Statutory    WC588-59-75  12/3/98  $111,250  Current
70 Pine Street               Workers Compensation - CA             Aon         Statutory    WC588-59-77  12/3/98      $753  Current
New York NY  10270           Employers' Liability                  Aon        $1,000,000    WC588-59-75  12/3/98    inclu.  Current
                                                                                            and -77[CA]

American International       Pollution Liability - MA/TN           Aon        $3,000,000        8199951  12/3/98   $28,342  Current
  Specialty Lines            Pollution Liability - TX              Aon        $1,000,000        8199950  12/3/98   $16,919  Current
  Insurance Co.
70 Pine Street
New York NY  10270


Executive Risk
  Indemnity Company          Fidelity                              Aon          $500,000  751-118812-98  5/9/99     $6,000  Current
P.O. Box 91394               Fiduciary                             Aon        $2,000,000  751-118834-98  5/9/99     $6,000  Current
Chicago, IL   60693

Executive Risk
  Indemnity Company          Directors & Officers Liability        Aon       $10,000,000  751-091628-98  1/19/99  $350,000  Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies      Foreign Liability                     Aon        $1,000,000 PST 00 9648288  2/1/99     $2,000  Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual
  Insurance Co.              Property                              Aon      $147,000,000          CC626  12/2/99  $170,000  Current
Allendale Park                                                                   Blanket
Johnston, RI  02919

American Nuclear Insurers    Nuclear All Risk Property             J&H/M&M   $45,000,000          98262  1/1/99    $97,500  Current
Town Center                  Nuclear Liability Facility Form - TN  J&H/M&M   $50,000,000        NF-0338  12/31/98 $124,215  Current


                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A




===================================================================================================================================
 CARRIER NAME & ADDRESS               TYPE                       BROKER     LIMITS      POLICY  EXPIRATION  PREMIUM     PAID
                                                                                        NUMBER     DATE                 THRU
===================================================================================================================================



29 South Main Street       Master Worker Certificate - TN       J&H/M&M  $200,000,000   NW-0235  12/31/98     $550  Not yet invoiced
West Hartford, CT 06107                                                   Shared Agg.
                           Nuclear Supplier's & Transp.         J&H/M&M   $15,000,000   NS-0539  12/31/98   $8,670     Current
                           Nuclear Liability Facility Form - SC J&H/M&M   $10,000,000   NF-0329  12/31/98  $13,590     Current
                           Nuclear Foreign Supplier's & Transp. J&H/M&M   $10,000,000       TBD  12/31/98      TBD     Based on
                                                                                                                     Foreign Sales
                           Master Worker Certificate - SC       J&H/M&M  $200,000,000   NW-0237  12/31/98     $550  Not yet invoiced
                                                                          Shared Agg.
                           Nuclear Facility Liability -
                             Comm. Park                         J&H/M&M   $10,000,000   NF-0337  12/31/98  $39,568     Current
                           Master Worker Certificate -
                             Comm. Park                         J&H/M&M  $200,000,000   NW-0234  12/31/98     $550 Not yet invoiced
                                                                          Shared Agg.

American International
  Specialty Lines Ins. Co. Pollution Legal and                  J&H/M&M    $3,000,000   8183013  10/15/00  $94,400     Current
Harborside Financial       Closure/Post Closure                         Pollution Legal        Poll. Legal
  Center                                                                   $3,400,000            12/7/00  $425,000     Current
401 Plaza 3                                                                  Closure             Closure
Jersey City, NJ   07311



Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A



===================================================================================================================================
   CARRIER NAME & ADDRESS                      TYPE                       CO     LIMITS  EXPIRATION        PREMIUM          PAID
                                                                        ENTITY              DATE                            THRU
===================================================================================================================================
Blue Cross & Blue Shield of RI     Full Coverage Medical                 MMT             6/1-6/30/98        $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                  Self Funded Dental                    MMT             6/1-6/30/98           None        Current
PO Box 5-0198                                                                                                              Current
Woburn, MA 01815-0198                                                                                                      Current


Fortis Benefits Insurance Co.      Employee Funded-Supplemental Life     MMT             6/1-6/30/98         $1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.      Employee Funded-Supplemental Life     MMT TN          6/1-6/30/98         $1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services  Medical Stop Loss and Life Insurance  MMT             6/1-6/30/98        $10,960        Current
10159 Wayzata Boulevard            Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services  Medical Stop Loss and Life Insurance  MMT TN          6/1-6/30/98         $8,231        Current
10159 Wayzata Boulevard            Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services  Self Funded Medical Claims            MMT &           6/1-6/30/98        $50,000        Current
10159 Wayzata Boulevard                                                  MMT TN
Minnetonka, MN 55305


                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE

                                   EXHIBIT A



====================================================================================================================================
 CARRIER NAME & ADDRESS                TYPE                               CO     LIMITS  EXPIRATION         PREMIUM          PAID
                                                                        ENTITY             DATE                              THRU
====================================================================================================================================

UNUM Life Insurance                Employee Funded Long Term Disability  MMT             6/1-6/30/98         $1,951        Current
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                Short Term Disability                 MMT             6/1-6/30/98         $2,110        Current
2211 Congress Street
Portland, ME 04122